SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment") is made and entered into as of the 12th day of June, 1998, by and among GOLDEN ROAD MOTOR INN, INC., a Nevada corporation (the "Borrower"), MONARCH CASINO & RESORT, INC., a Nevada corporation ("MCRI"), JOHN FARAHI, BAHRAM FARAHI and BEHROUZ FARAHI (collectively "Farahi" and together with MCRI, collectively the "Guarantors") and WELLS FARGO BANK, National Association, THE FIRST NATIONAL BANK OF CHICAGO, U.S. BANK NATIONAL ASSOCIATION, FIRST SECURITY BANK, N.A. and IMPERIAL BANK, as Lenders, and WELLS FARGO BANK, National Association, as Swingline Lender and L/C Issuer and as the administrative and collateral agent for the Lenders, Swingline Lender and L/C Issuer (herein in such capacity called the "Agent Bank" and, together with the Lenders, Swingline Lender and L/C Issuer collectively referred to as the "Banks").

                               R_E_C_I_T_A_L_S:

     WHEREAS:

     A. Borrower, Guarantors and Banks entered into a Credit Agreement dated as of December 29, 1997, as amended by First Amendment to Credit Agreement dated as of the 9th day of January, 1998 (collectively the "Existing Credit Agreement") for the purpose of establishing a reducing revolving line of credit in favor of Borrower, to be funded by Lenders up to the maximum principal amount of Eighty Million Dollars ($80,000,000.00), including a Swingline Facility to be funded by Swingline Lender up to the maximum amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) at any time outstanding and an additional subfacility for the issuance by L/C Issuer of standby and commercial letters of credit up to the maximum aggregate amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) at any time outstanding.

     B. For the purpose of this Second Amendment, all capitalized words and terms not otherwise defined herein shall have the respective meanings and be construed herein as provided in Section 1.01 of the Existing Credit Agreement and any reference to a provision of the Existing Credit Agreement shall be deemed to incorporate that provision as a part hereof, in the same manner and with the same effect as if the same were fully set forth herein.

     C. Borrower and Guarantors desire to further amend the Existing Credit Agreement for the purposes of: (i) increasing the aggregate amount of secured purchase money Indebtedness and Capital Lease Liabilities which may be incurred by Borrower to a maximum aggregate amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00), (ii) permitting Borrower to incur additional Indebtedness up to the maximum aggregate amount of Ten Million Dollars ($10,000,000.00), which is structurally and contractually subordinated to the Bank Facilities, the proceeds of which are to be used to increase the amount of Available Borrowings by reducing the Funded Outstandings under the Credit Facility with the net proceeds of the Subordinated Debt received by Borrower, (iii) permitting the Borrower to refinance the Caramella Obligations, and (iv) making other modifications of the provisions regarding construction of the Expansion Project.

     D. Banks have agreed to amend the Existing Credit Agreement on the terms and subject to the conditions and provisions set forth in this Second Amendment.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do agree to the amendments and modifications to the Existing Credit Agreement as specifically hereinafter provided as follows:

     1. Definitions. Section 1.01 of the Existing Credit Agreement entitled "Definitions" shall be and is hereby amended to include the following definitions. Those terms which are currently defined by Section 1.01 of the Existing Credit Agreement and which are also defined below shall be superseded and restated by the applicable definition set forth below:

     "Credit Agreement" shall mean the Existing Credit Agreement as amended by the Second Amendment, together with all Schedules, Exhibits and other attachments thereto, as it may be further amended, modified, extended, renewed or restated from time to time.

     "Existing Credit Agreement" shall have the meaning set forth in Recital Paragraph A of the Second Amendment.

     "Funded Debt" shall mean with reference to the Borrower for any period the daily average of the Funded Outstandings for the last month of such period, plus the total as of the last day of such period of both the long-term and current portions (without duplication) of all other interest bearing Indebtedness (exclusive of the Subordinated Debt) and Capitalized Lease Liabilities.

     "Payment Subordination Agreement" shall mean the Payment Subordination Agreement to be executed by each Subordinated Debt Holder intending to loan or advance all or any portion of the Subordinated Debt to Borrower, which shall be executed in favor of Agent Bank on behalf of the Lenders prior to any such loan or advance of funds under the Subordinated Debt in the form of the Payment Subordination Agreement marked "Exhibit P", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof.

     "Permitted Deferred FF&E Acquisition Costs" shall mean, as of any date of determination, Five Million Five Hundred Thousand Dollars ($5,500,000.00), less that portion of the FF&E Acquisition Costs which have, as of such date, been incurred and paid from third party purchase money financing to the extent permitted under Section 6.07(a) or (b).

     "Schedule of Permitted Deferred Construction Equity" shall mean the Schedule of Permitted Deferred Construction Equity marked "Schedule 9.13(g)", affixed to the Second Amendment and by this reference incorporated herein and made a part hereof, setting forth the Maximum Amount of Permitted Deferred Construction Equity which is permitted to remain unpaid or unfunded during each of the therein described Deferred Construction Equity Periods.

     "Second Amendment" shall mean the Second Amendment to Credit Agreement.

     "Second Amendment Effective Date" shall mean the date upon which each of the conditions precedent set forth in Paragraph 8 of the Second Amendment shall have occurred to the satisfaction of Agent Bank.

     "Subordinated Debt" shall mean Indebtedness up to the aggregate maximum amount of Ten Million Dollars ($10,000,000.00), owing by Borrower to the Subordinated Debt Holder(s) which may or may not be secured by all or any portion of the Collateral or Collateral Properties which: (a) has been structurally and contractually subordinated to the Bank Facilities prior to the incurrence of such Subordinated Debt by execution of a Payment Subordination Agreement by Borrower, Guarantors and the Subordinated Debt Holder(s) in favor of Agent Bank; (b) there is no principal or sinking fund payment requirement maturing or otherwise coming due prior to one (1) year subsequent to the Maturity Date; (c) the maturity date of the Subordinated Debt shall not be prior to one (1) year subsequent to the Maturity Date; (d) all covenants, terms and conditions of the Subordinated Debt shall be less restrictive on MCRI and the Borrower than those applicable under the Credit Agreement; (e) the covenants, terms, conditions, representations, events of default and other provisions of the Subordinated Debt shall be acceptable (from the perspective of a senior lender) to Requisite Lenders, which acceptance shall not be unreasonably withheld or delayed; and (f) the net proceeds of such Subordinated Debt received by Borrower shall only be used to reduce the Funded Outstandings under the Credit Facility.

     "Subordinated Debt Holder(s)" shall mean collective reference to the Person or Persons who loan or advance funds to Borrower as Subordinated Debt.

     2. Amendment of Section 6.07(a). As of the Second Amendment Effective Date, Section 6.07(a) of the Existing Credit Agreement shall be and is hereby deleted and the following is substituted as a full restatement thereof:

          "a.     Incurrence of secured purchase money Indebtedness and
Capital Lease Liabilities relating to FF&E to be used in connection with the Hotel/Casino Facility not in excess of the aggregate amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) at any time outstanding;"

     3. Amendment of Section 6.07(e). As of the Second Amendment Effective Date, Section 6.07(e) of the Existing Credit Agreement shall be and is hereby deleted and the following is substituted as a full restatement thereof:

          "e.     Indebtedness evidenced by: (i) the Credit Facility, and (ii)
the Subordinated Debt up to the maximum aggregate amount of Ten Million Dollars ($10,000,000.000."

     4. Additional Understandings Regarding Subordinated Debt. The undersigned further agree to the following with respect to the Subordinated
Debt:

          a. The Subordinated Debt shall not be deemed to be "Funded Debt" for purposes of calculating the Leverage Ratio of the Borrower and the calculation thereof as set forth on the Pricing Certificate and the Compliance Certificate shall be made exclusive of the Subordinated Debt;

          b. In the event the Subordinated Debt is secured by a Lien on any portion of the Collateral or Collateral Properties, such Lien shall be deemed to be a Permitted Encumbrance consented to in writing by Agent Bank upon the approval of Requisite Lenders as provided in Subsection (vii) of the definition of Permitted Encumbrances so long as such Lien is structurally and contractually subordinated to the Liens in favor of the Agent Bank securing repayment of the Bank Facilities.

     5. Amendment of Schedule of Permitted Deferred Construction Equity. As of the Second Amendment Effective Date, the Schedule of Permitted Deferred Construction Equity, Schedule 9.13(g), shall be and is hereby amended and fully restated by the Schedule of Permitted Deferred Construction Equity marked "Schedule 9.13(g)" affixed to the Second Amendment and by this reference incorporated herein and made a part hereof.

     6. Addition of Section 5.22. As of the Second Amendment Effective Date, Section 5.22 entitled "Prohibition on Prepayment or Defeasance of Subordinated Debt" shall be and is hereby added to the Credit Agreement as follows:

          "Section 5.22.     Prohibition on Prepayment or Defeasance of
Subordinated Debt. Notwithstanding anything contained in this Credit Agreement to the contrary, neither Borrower nor MCRI shall, except with the prior written consent of the Requisite Lenders, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Subordinated Debt, except for, to the extent not prohibited by the Payment Subordination Agreement, regularly scheduled payments of interest in respect of such Subordinated Debt required pursuant to the instruments evidencing such Subordinated Debt. Any breach of the covenant set forth in the preceding sentence shall be deemed to be an Event of Default under the Credit Agreement."

     7. Refinance of Caramella Obligations. At any time subsequent to the Second Amendment Effective Date, Borrower may, at Borrower's discretion, refinance the Caramella Obligations so long as: (i) the outstanding principal of the refinancing Indebtedness does not exceed the outstanding balance of principal on the Caramella Obligations, (ii) the rate of interest on the refinancing Indebtedness shall not exceed prevailing rates of interest in the Reno area for similarly secured Indebtedness, and (iii) such refinancing Indebtedness may only be secured by a first priority deed of trust encumbering the identical portion of the Hotel/Casino Property securing repayment of the Caramella Obligations. In the event Borrower refinances the Caramella Obligations in accordance with the provisions set forth above, Agent Bank shall and is hereby authorized and directed to execute subordinations of the Security Documentation and such estoppels as may be reasonably necessary to perfect a first priority deed of trust in favor of the holder of the refinancing Indebtedness, as provided in subparagraph (iii) hereinabove.

     8. Conditions Precedent to Second Amendment Effective Date. The occurrence of the Second Amendment Effective Date is subject to Agent Bank having received the following documents and payments, in each case in a form and substance reasonably satisfactory to Agent Bank, and the occurrence of each other condition precedent set forth below on or before June 12, 1998:

          a. Due execution by Borrower, Guarantors and Banks of seven (7) duplicate originals of this Second Amendment;

          b. Corporate resolutions or other evidence of requisite authority of Borrower and Guarantors, as applicable, to execute the Second Amendment; and

          c. Reimbursement to Agent Bank by Borrower for all reasonable fees and out-of-pocket expenses incurred by Agent Bank in connection with the Second Amendment, including, but not limited to, reasonable attorneys' fees of Henderson & Morgan, LLC; and

          d. Such other documents, instruments or conditions as may be reasonably required by Lenders.

     9. Representations of Borrower. Borrower hereby represents to the Banks that:

          a. the representations and warranties contained in Article IV of the Existing Credit Agreement and contained in each of the other Loan Documents (other than representations and warranties which expressly speak only as of a different date, which shall be true and correct in all material respects as of such date) are true and correct on and as of the Second Amendment Effective Date in all material respects as though such representations and warranties had been made on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties are not true and correct as a result of a change which is permitted by the Credit Agreement or by any other Loan Document or which has been otherwise consented to by Agent Bank;

          b. Since the date of the most recent financial statements referred to in Section 5.08 of the Existing Credit Agreement, no Material Adverse Change has occurred and no event or circumstance which could reasonably be expected to result in a Material Adverse Change or Material Adverse Effect has occurred;

          c. no event has occurred and is continuing which constitutes a Default or Event of Default under the terms of the Credit Agreement; and

          d. The execution, delivery and performance of this Second Amendment has been duly authorized by all necessary action of Borrower and Guarantors and this Second Amendment constitutes a valid, binding and enforceable obligation of Borrower and Guarantors.

     10. Affirmation and Ratification of Continuing Guaranty. Guarantors join in the execution of this Second Amendment for the purpose of ratifying and affirming their respective obligations under the Continuing Guaranty for the guaranty of the full and prompt payment and performance of all of Borrower's indebtedness and obligations under the Bank Facilities and each of the Loan Documents, as modified and amended under this Second Amendment.

     11. Incorporation by Reference. This Second Amendment shall be and is hereby incorporated in and forms a part of the Existing Credit Agreement.

     12. Governing Law. This Second Amendment to Credit Agreement shall be governed by the internal laws of the State of Nevada without reference to conflicts of laws principles.

     13. Counterparts. This Second Amendment may be executed in any number of separate counterparts with the same effect as if the signatures hereto and hereby were upon the same instrument. All such counterparts shall together constitute one and the same document.

     14. Continuance of Terms and Provisions. All of the terms and provisions of the Credit Agreement shall remain unchanged except as specifically modified herein.

     15. Additional and Replacement Schedules and Exhibits Attached. The following additional Schedule and Exhibit are attached hereto and incorporated herein and made a part of the Credit Agreement as follows:

          Schedule 9.13(g) -     Schedule of Permitted Deferred Construction
Equity

          Exhibit P -            Payment Subordination Agreement - Form


     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

                                   BORROWER:

                                   GOLDEN ROAD MOTOR INN, INC.,
                                   a Nevada corporation



                                   By /s/ Ben Farahi
                                     ----------------------
                                     Ben Farahi,
                                     Secretary

                                   GUARANTORS:

                                   MCRI:

                                   MONARCH CASINO & RESORT, INC.,
                                   a Nevada corporation


                                   By /s/ Ben Farahi
                                     ----------------------
                                     Ben Farahi,
                                     Secretary


                                   /s/ John Farahi
                                   ------------------------
                                   John Farahi


                                   /s/ Bahram Farahi
                                   ------------------------
                                   Bahram Farahi


                                   /s/ Behrouz Farahi
                                   ------------------------
                                   Behrouz Farahi

                                   BANKS:

                                   WELLS FARGO BANK,
                                   National Association,
                                   Agent Bank, Lender,
                                   Swingline Lender and
                                   L/C Issuer


                                   By /s/ Rochanne Hacket
                                     ----------------------
                                     Rochanne Hackett,
                                     Vice President


                                   BANKS:

                                   THE FIRST NATIONAL BANK
                                   OF CHICAGO


                                   By /s/ Mark A. Isley
                                     ----------------------
                                     Mark A. Isley
                                     First Vice President

                                   US BANK NATIONAL
                                   ASSOCIATION


                                   By /s/ Steven G. Buntin
                                     ----------------------
                                     Steven G. Buntin
                                     Vice President

                                   FIRST SECURITY BANK, N.A.


                                   By /s/ David P. Williams
                                     ----------------------
                                     David P. Williams
                                     Vice President

                                   IMPERIAL BANK


                                   By /s/ Steven K. Johnson
                                     ----------------------
                                     Steven K. Johnson
                                     Senior Vice President

             SCHEDULE OF PERMITTED DEFERRED CONSTRUCTION EQUITY


DEFERRED CONSTRUCTION EQUITY                     MAXIMUM AMOUNT OF PERMITTED
           PERIODS                               DEFERRED CONSTRUCTION EQUITY
=============================================================================
Initial Construction                                      $6,300,000.00
Disbursement Date ("ICDD")
through 90th day following
the ICDD

From the 91st day following                                5,300,000.00
the ICDD through the 180th day
following the ICDD

From the 181st day following                               4,300,000.00
the ICDD through the 270th day
following the ICDD

From the 271st day following                               3,300,000.00
the ICDD through the 360th
day following the ICDD

From the 361st day following                               2,300,000.00
the ICDD through the 450th
day following the ICDD

From the 451st day following                                 0.00 (Zero)
the ICDD through and including
the Completion Date























                               SCHEDULE 9.13(g)
                                      TO
                               SECOND AMENDMENT
                                  EXHIBIT P

Payment Subordination Agreement (Form)

[NOT INCLUDED]